November 19, 2015

Keith O’Connell, Esquire
Division of Investment Management
U.S. Securities & Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Retirement Funds, Inc. (“Registrant”)

  consisting of the following series:

   T. Rowe Price Target Retirement 2005 Fund

   T. Rowe Price Target Retirement 2010 Fund

   T. Rowe Price Target Retirement 2015 Fund

   T. Rowe Price Target Retirement 2020 Fund

   T. Rowe Price Target Retirement 2025 Fund

   T. Rowe Price Target Retirement 2030 Fund

   T. Rowe Price Target Retirement 2035 Fund

   T. Rowe Price Target Retirement 2040 Fund

   T. Rowe Price Target Retirement 2045 Fund

   T. Rowe Price Target Retirement 2050 Fund

   T. Rowe Price Target Retirement 2055 Fund

   T. Rowe Price Target Retirement 2060 Fund

 File Nos.: 333-92380/811-21149

Dear Mr. O’Connell:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned funds’ sticker dated November 12, 2015. The sticker updates the current prospectus of the above-referenced fund.

The purpose of the sticker is to notify potential investors of the approval to amend the Funds’ investment management agreements.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the prospectus sticker filed under Rule 497 on November 12, 2015.

Please contact me at 410-345-4981, or in my absence, Brian R. Poole at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman